UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

CAS MEDICAL SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-13839 (Commission File Number)	06-1123096 (I.R.S. Employer Identification No.)

44 East Industrial Road, Branford, Connecticut 06405 (Address of principal executive offices, including zip code) (203) 488-6056 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

The information set forth in Item 5.02 below is incorporated by reference in this Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Option Termination Agreements

On March 12, 2019, CAS Medical Systems, Inc. (the “Company”) entered into Option Termination Agreements (each, an “Option Termination Agreement”) with the following executive officers of the Company: Jeffery A. Baird, John K. Gamelin and Paul B. Benni, and the following non-employee directors of the Company: Gregory P. Rainey, James E. Thomas and Kathleen A. Tune. Pursuant to the Option Termination Agreements, each such person has agreed that, without further obligation or liability of the Company, each option to acquire shares of the Company’s common stock held by such person with an exercise price greater than $2.45 per share shall be cancelled immediately prior to the effective time of the merger contemplated by the previously announced Agreement and Plan of Merger by and among the Company, Edwards Lifesciences Holding, Inc., a Delaware corporation (the “Acquiror”) and Crown Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Acquiror (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving company and a wholly-owned subsidiary of the Acquiror.

The specific option grants and exercise prices subject to the Option Termination Agreements for each indicated person are as follows: (i) Jeffery A. Baird - option to purchase 50,000 shares at $3.16 per share, (ii) John K. Gamelin - option to purchase 44,000 shares at $3.00 per share, (iii) Paul B. Benni - option to purchase 44,000 shares at $3.00 per share, (iv) Gregory P. Rainey - option to purchase 20,000 shares at $2.95 per share, (v) James E. Thomas - option to purchase 20,000 shares at $2.54 per share, and (vi) Kathleen A. Tune - option to purchase 20,000 shares at $2.54 per share.

Restricted Stock Termination Agreement

On March 12, 2019, the Company entered into a Restricted Stock Termination Agreement (the “Restricted Stock Termination Agreement”) with Thomas M. Patton, the Company’s President and Chief Executive Officer. Pursuant to the Restricted Stock Termination Agreement, Mr. Patton has agreed that, without further obligation or liability of the Company, immediately prior to the effective time of the Merger, 150,000 shares of Company restricted stock held by Mr. Patton pursuant to an Inducement Restricted Stock Agreement dated August 27, 2010 shall be canceled.

The foregoing summaries of the Option Termination Agreements and the Restricted Stock Termination Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the form of Option Termination Agreement and the Restricted Stock Termination Agreement, which are attached to this report as Exhibits 10.1 and 10.2 respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Form of Option Termination Agreement
10.2	Restricted Stock Termination agreement between CAS Medical Systems, Inc. and Thomas M. Patton

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Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, statements regarding the expected timing of the completion of the merger, the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of the Company and are subject to significant risks and uncertainties. Actual future events or results may differ materially from these statements as a result of various factors, including: (i) the Company may be unable to obtain stockholder approval as required for the Merger; (ii) conditions to the closing of the Merger may not be satisfied; (iii) the Merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company does business, or on the Company’s operating results and business generally; (v) the Company’s business may suffer as a result of uncertainty surrounding the Merger and disruption of management’s attention due to the Merger; (vi) the outcome of any legal proceedings related to the Merger; (vii) the Company may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ix) risks that the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; and (x) other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all. Additional risks and factors that may affect results are set forth in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2018, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Item 1A of the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2018 under the headings “Risk Factors.” The risks and uncertainties described above and in the Company’s SEC filings are not exclusive and further information concerning the Company and its business, including factors that potentially could materially affect its business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements.

The forward-looking statements speak only as of the date of this communication. Except as required by law, the Company undertakes no obligation to update these statements.

Additional Information About the Acquisition and Where to Find It

A meeting of the stockholders of the Company will be announced to obtain stockholder approval of the proposed transaction. The Company intends to file with the SEC a proxy statement and other relevant documents in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. Before making any voting decision, the Company’s stockholders are urged to read the definitive proxy statement in its entirety and any other documents filed with the SEC in connection with the proposed Merger or incorporated by reference therein because they will contain important information about the Company, the Acquiror and the proposed transaction. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.casmed.com or by sending a written request to the Company at 44 East Industrial Road, Branford, CT 06405, Attention: Corporate Secretary.

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Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the stockholders of the Company in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is included in the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2018 and the proxy statement for the Company’s 2018 Annual Meeting of Stockholders filed with the SEC on April 26, 2018. To the extent the holdings of securities of the Company by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.casmed.com.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAS MEDICAL SYSTEMS, INC.

Date: March 12, 2019	By:	/s/ Jeffery A. Baird
Jeffery A. Baird
Chief Financial Officer

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